EXHIBIT 2

                                     FORM OF
                                  CONFIRMATION

      Reference is hereby made to that certain Senior Secured Credit Agreement by and between FEDERATED INVESTORS, INC. (successor by merger to Federated Investors), the BANKS set forth therein and PNC BANK, NATIONAL ASSOCIATION, as Agent for the Banks dated as of January 31, 1996, as amended (the "CREDIT AGREEMENT"). All terms used herein unless otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      On the date hereof, the Borrower, the Bank and the Agent are entering into that certain Amendment No. 5 to Credit Agreement (the "AMENDMENT"), a copy of which has been provided to the undersigned. This Acknowledgment is delivered to the Bank pursuant to Section 3(c) of the Amendment.

      Pursuant to the Credit Agreement, on the Closing Date (i) the Borrower, the Pledging Subsidiaries and the holders of the Class A Shares entered into that certain Pledge Agreement in favor of the Agent for the benefit of the Banks (the "PLEDGE AGREEMENT"), (ii) the Grantors entered into that certain Security Agreement in favor of the Agent for the benefit of the Banks (the "SECURITY AGREEMENT") and (iii) the Borrower and its Subsidiaries entered into that certain Intercompany and Subordination Agreement in favor of the Agent for the benefit of the Banks (the "INTERCOMPANY SUBORDINATION AGREEMENT"). This Acknowledgment will confirm to the Agent and the Banks that the undersigned Pledging Subsidiaries, holders of the Class A Shares, Grantors and Subsidiaries of the Borrower have read and understand the Amendment.

      The Pledging Subsidiaries and the holders of the Class A Shares hereby ratify and confirm the Pledge Agreement. The Grantors hereby ratify and confirm the Security Agreement. The Subsidiaries of the Borrower hereby ratify and confirm the Intercompany Subordination Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                     [SIGNATURE PAGE 1 OF 5 OF CONFIRMATION]


      IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned, by their duly authorized officers, have executed this Confirmation as of July 17, 1998.

                                    ADVANCED INFORMATION SERVICES



                                    By:
                                    Title:


                                    EDGEWOOD SERVICES, INC.



                                    By:
                                    Title:


                                    EXCHANGE FUND RESEARCH CORP.



                                    By:
                                    Title:


                                    FEDERATED ADMINISTRATIVE SERVICES



                                    By:
                                    Title:


                                    FEDERATED ADMINISTRATIVE SERVICES, INC.



                                    By:
                                    Title:


                                    FEDERATED ADVISERS



                                    By:
                                    Title:

                     [SIGNATURE PAGE 2 OF 5 OF CONFIRMATION]


                                    FEDERATED BANK AND TRUST



                                    By:
                                    Title:


                                    FEDERATED FINANCIAL SERVICES, INC.



                                    By:
                                    Title:


                                    FEDERATED GLOBAL RESEARCH CORP.



                                    By:
                                    Title:


                                    FEDERATED INTERNATIONAL MANAGEMENT LIMITED



                                    By:
                                    Title:


                                    FEDERATED INVESTMENT COUNSELING



                                    By:
                                    Title:


                                    FEDERATED INVESTORS BUILDING CORP.



                                    By:
                                    Title:

                     [SIGNATURE PAGE 3 OF 5 OF CONFIRMATION]


                                    FEDERATED INVESTORS INSURANCE, INC.



                                    By:
                                    Title:


                                    FEDERATED INVESTORS MANAGEMENT COMPANY



                                    By:
                                    Title:


                                    FEDERATED MANAGEMENT



                                    By:
                                    Title:


                                    FEDERATED RESEARCH



                                    By:
                                    Title:


                                    FEDERATED RESEARCH CORP.



                                    By:
                                    Title:


                                    FEDERATED SECURITIES CORP.



                                    By:
                                    Title:

                     [SIGNATURE PAGE 4 OF 5 OF CONFIRMATION]


                                    FEDERATED SERVICES COMPANY



                                    By:
                                    Title:


                                    FEDERATED SHAREHOLDER SERVICES COMPANY



                                    By:
                                    Title:


                                    FEDERATED SHAREHOLDER SERVICES COMPANY



                                    By:
                                    Title:


                                    FFSI INSURANCE AGENCY, INC.



                                    By:
                                    Title:


                                    FII HOLDINGS, INC.



                                    By:
                                    Title:


                                    PASSPORT RESEARCH, LTD.



                                    By:
                                    Title:

                     [SIGNATURE PAGE 5 OF 5 OF CONFIRMATION]


                                    RETIREMENT PLAN SERVICE COMPANY OF AMERICA



                                    By:
                                    Title:


                                    THE VOTING SHARES IRREVOCABLE TRUST





                                    By:
                                      /s/   J. Christopher Donahue, Trustee






                                    By:
                                      /s/   John F. Donahue, Trustee






                                    By:
                                    /s/    Rhodora J. Donahue, Trustee